                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            CECO ENVIRONMENTAL CORP.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            CECO ENVIRONMENTAL CORP.



                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 16, 1999

                      ------------------------------------


To the Stockholders of
CECO Environmental Corp.

         Notice is hereby given that the annual meeting of the stockholders of CECO Environmental Corp. will be held at 505 University Avenue, Toronto, Ontario, CANADA M5G 1X3, on November 16, 1999 at 10:00 A.M., Toronto time, for the following purposes:

         1.  to elect 4 directors;

         2. to approve the CECO Environmental Corp. 1999 Employee Stock Purchase Plan;

         3. to ratify the appointment of Margolis & Company P.C. as the independent public accountants of CECO Environmental Corp. for fiscal year 1999;

         4. to transact such other business as may properly come before the meeting or any adjournments thereof.

         Stockholders of record at the close of business on October 15, 1999, are entitled to notice of and to vote at the annual meeting.

         Your attention is directed to the accompanying Proxy Statement and proxy.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                     By Order of the Board of Directors


                                     Phillip DeZwirek
                                     Chief Executive Officer and
                                     Chief Financial Officer

October 18, 1999

                                Table of Contents


                                                                    Page
                                                                    ----
NOTICE OF ANNUAL MEETING...........................................Cover


PROXY STATEMENT....................................................    1

ELECTION OF DIRECTORS..............................................    2

APPROVAL OF 1999 STOCK PURCHASE PLAN...............................   15

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS......................   21

ADDITIONAL INFORMATION.............................................   21

                            CECO ENVIRONMENTAL CORP.



                                                             October 18, 1999



                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 16, 1999

         The enclosed proxy is solicited by the Board of Directors of CECO Environmental Corp., a New York corporation ("CECO"), to be voted at the annual meeting of stockholders to be held on November 16, 1999, or any postponement or adjournment thereof ("Annual Meeting"). A stockholder returning a proxy may revoke it at any time prior to exercise of the proxy at the Annual Meeting by executing and delivering a later-dated proxy which is voted at the Annual Meeting, by voting in person at the Annual Meeting or by delivering written notice to the Secretary of CECO at any time before the proxy is exercised. A proxy returned by a stockholder which is not subsequently revoked will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on a duly executed and returned proxy, the shares represented by the proxy will be voted FOR the ratification of the 4 nominees for director proposed by the Board of Directors and set forth herein, FOR the approval of the CECO Environmental Corp. 1999 Employee Stock Purchase Plan, FOR the ratification of the appointment of Margolis & Company P.C. as the independent public accountants of CECO for fiscal year 1999, and in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

         The mailing address of the principal office of CECO is 505 University Avenue, Toronto, Ontario CANADA M5G 1X3. This Proxy Statement and enclosed proxy were first mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about October 18, 1999.

         Only stockholders of record at the close of business on October 15, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 8,388,816 shares of CECO Common Stock ("Common Stock") outstanding and entitled to vote at the Annual Meeting, each such share being entitled to cast one vote. Votes present in person or by proxy at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum. If there is not a quorum at the Annual Meeting, the stockholders present in person or represented by proxy at the meeting have the power to adjourn the meeting until such time as there is a quorum. At such time as there is a quorum of stockholders present in person or represented by proxy, the Annual Meeting will reconvene without notice to stockholders, other than an announcement at the meeting prior to adjournment, unless the adjournment is for more than 60 days after the Record Date or a new record date has been set. Under applicable New York law, abstentions and broker non-votes will not be treated as votes cast and, therefore, will have no effect on the outcome of the matters to be voted on at the meeting.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

         The names of, and certain information with respect to, the nominees of the Board of Directors for election as directors, to serve until the year 2000 annual meeting of stockholders and until their successors are elected and qualify, are set forth below. All nominees are now CECO directors. If, for any reason, any nominee should become unable to serve as a director, the persons named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors.

         The following information is provided with respect to each nominee for election as a director. The ages of the nominees are as of July 31, 1999.

         Phillip DeZwirek, age 61, became a director, the Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer of CECO in August 1979. Mr. DeZwirek's principal occupations during the past five years have been as Chairman of the Board of Digital Fusion Multimedia Corp. ("Digital Fusion") of Toronto Canada; Chairman of the Board and Vice President of CECO Filters, Inc., a Delaware corporation ("Filters") (since 1985); and President of Can-Med (since 1990). Mr. DeZwirek has also been involved in private investment activities for the past five years. Digital Fusion's common stock is traded over-the-counter on the NASDAQ Bulletin Board.

         Jason Louis DeZwirek, age 28, the son of Phillip DeZwirek, became a director of CECO in February, 1994. He became Secretary of CECO on February 20, 1998, following the resignation of Josephine Grivas as Secretary. Mr. DeZwirek from October 1, 1997, has also been a member of the Committee that was established to administer CECO's stock option plan. Mr. DeZwirek's principal occupation since 1993 has been as the President of Digital Fusion, a company that adapts books and movies to the CD Rom medium. From 1992 until 1993, Mr. DeZwirek was the Chief Financial Officer of Missing Treasurers Productions, a television production company.

         Josephine Grivas, age 59, has been a director of CECO since February, 1991. She was its Secretary from October, 1992 until she resigned as of February 2, 1998. Ms. Grivas has since October 1, 1997, also been a member of the Committee that was established to administer CECO's stock option plan. She is also one of the initial administrators of the CECO Environmental Corp. 1999 Employee Stock Purchase Plan. Since February 20, 1998, Ms. Grivas has been a member of the Audit Committee, which was created to evaluate transactions where the potential for a conflict of interest exists and such other matters that are properly referred to the Audit Committee by the Board of Directors. Ms. Grivas had been an administrative assistant for Phillip DeZwirek, Icarus Investment Corp. and other entities he controls since 1975. She retired from those positions in February 1998. Ms. Grivas also is the Secretary and Treasurer and a director of Can-Med.

         Donald A. Wright, age 61, became a director of CECO on February 20, 1998. Mr. Wright has also been a member of the Audit Committee since February 20, 1998. He is also one of the initial administrators of the CECO Environmental Corp. 1999 Employee Stock Purchase Plan. Mr. Wright has been a principal of and real estate broker with The Phillips Group in San Diego, California, a company which is a real estate developer and apartment building syndicator, since 1992. Since November 1996, Mr. Wright has also been a real estate broker with Prudential Dunn Realtors in Pacific Beach, California. From August 1995 until October 1996 he was the principal of and real estate broker with Barbour Real Estate Sales and Leasing in La Costa, California.


         In order to be elected, a nominee must receive a plurality of the votes cast at the meeting in person or by proxy. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS.

                        BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended December 31, 1998, the Board of Directors held no meetings. During and since the end of such period, action has been taken by unanimous and written consent of the Board of Directors.

         The Board has a standing Audit Committee and a committee established to administer the CECO Environmental Corp. 1997 Stock Option Plan.

         The members of the Audit Committee are Directors Grivas and Wright. The Audit Committee was established February 20, 1998 and did not have any meetings during 1998. This Committee's responsibilities include evaluating transactions where the potential for a conflict of interest exists.

         The members of the Committee that administers CECO's stock option plan are Directors Grivas and Jason DeZwirek. This Committee held no meetings during 1998. Directors Grivas and Wright administer the CECO Environmental Corp. 1999 Employee Stock Purchase Plan.

          In consideration for Donald Wright's services as a director, CECO granted Mr. Wright options (the "Options") to purchase up to 10,000 shares of CECO's common stock on June 30, 1998. The Options are exercisable at any time between February 1, 1999 and June 30, 2008 inclusive at a price of $2.75. The Options are transferable, subject to federal and state securities laws. Other than the Options, the directors of CECO received no consideration for serving in their capacity as directors of CECO or as members of any committee of the Board during its last fiscal year. CECO has no annuity pension or retirement plans.

                         BENEFICIAL OWNERSHIP OF SHARES

         The following table sets forth the name and address of each beneficial owner of more than five percent (5%) of CECO's common stock known to CECO, the number of shares of common stock of CECO beneficially owned as of August 31, 1999, and the percent of the class so owned by each such person.

                                           No. of Shares                   % of Total CECO
Name and Address of                       of Common Stock                   Common Shares
Beneficial Owner                         Beneficially Owned                 Outstanding(1)
-------------------------------------------------------------------------------------------
Icarus Investment Corp.(2)
505 University Avenue, Suite 1400
Toronto, Ontario M5G 1X3                     1,334,360                          15.9%

Phillip DeZwirek (2,3,4)
505 University Avenue, Suite 1400
Toronto, Ontario M5G 1P7                     3,089,857                          30.48%

IntroTech Investments, Inc.(5)
195 Hillsdale Avenue East
Toronto, Ontario M5S 1T4                     1,598,666                          19.0%

Jason Louis DeZwirek(2,5)
195 Hillsdale Avenue East
Toronto, Ontario M5S 1T4                     2,933,026                          35.0%

Steven Taub(6)                                 645,656                           7.6%
CECO Filters, Inc.
1027-29 Conshohocken Road
Conshohocken, PA  19428

Brinker Pioneer, L.P.
259 Radnor-Chester Road
Radnor, PA  19087                              580,266                           6.9%

Richard Paul Genovese(7)                       700,000                           7.7%

IRG Investor(8)                                500,000                           5.6%
Relations Group, Ltd.
1286 Homer Street, 4th fl.
Vancouver, B.C.  V6B 2Y5

------------------------------
(1) Based upon 8,388,816 shares of common stock of CECO outstanding as of August 31, 1999.

(2) Icarus Investment Corp. ("Icarus") is owned 50% by Phillip DeZwirek and 50% by Jason Louis DeZwirek. Ownership of the shares of common stock of CECO owned by Icarus Investment Corp. also are attributed to both Messrs. Phillip DeZwirek and Jason Louis DeZwirek. With respect to the shares owned by Icarus, Icarus has sole dispositive and voting power and Phillip DeZwirek and Jason Louis DeZwirek are deemed to have shared voting and shared dispositive power. Excludes 1,000,000 shares that may be purchased pursuant to Warrants granted to Can-Med Technology, Inc., of which 51% of its stock is owned by Icarus. Such Warrants are not exercisable until February 26, 2000.

(3) Phillip DeZwirek is the Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board of Directors of CECO.

(4) Includes (i) 750,000 shares of CECO's common stock that Phillip DeZwirek can purchase on or prior to November 7, 2006 from CECO at a price of $1.75 per share pursuant to Warrants granted to Mr. DeZwirek by CECO on November 7, 1996; (ii) 250,000 shares that may be purchased pursuant to Warrants granted January 14, 1998 at a price of $2.75 per share prior to January 14, 2008; (iii) 250,000 shares of CECO's common stock that may be purchased pursuant to Warrants granted September 14, 1998 at a price of $1.625 per share prior to September 14, 2008; and 500,000 shares that may be purchased pursuant to Warrants granted to Mr. DeZwirek by CECO January 22, 1999, which are exercisable at a price of $3.00 per share prior to January 22, 2009. Excludes 1,000,000 shares that may be purchased pursuant to Warrants granted to Can-Med Technology, Inc., of which 51% of its stock is owned by Icarus. Fifty percent of the stock of Icarus is owned by Phillip DeZwirek.

(5) Introtech Investments, Inc. ("IntroTech") is owned 100% by Jason Louis DeZwirek. Ownership of the shares of common stock of CECO owned by IntroTech also are attributed to Jason Louis DeZwirek. IntroTech and Jason Louis DeZwirek are each deemed to have sole dispositive and sole voting power with respect to such shares.

(6) Includes 63,156 shares of CECO's common stock that Dr. Taub may purchase by the exercise of options.

(7) Represents 700,000 shares of CECO's common stock that Mr. Genovese may purchase by the exercise of warrants.

(8) Represents 500,000 shares of CECO's common stock that IRG Investor Relations Group Ltd. may purchase by the exercise of warrants.

                        SECURITY OWNERSHIP OF MANAGEMENT

         As of March 15, 1999, the present directors and executive officers of CECO are the beneficial owners of the numbers of shares of common stock of CECO set forth below:


Name of                           Number of
Beneficial                        Shares of                     % of Total CECO
Owner and                         Common Stock                  Common Shares
Position Held                     Beneficially Owned            Outstanding(1)
-------------                     ------------------            -----------

Phillip DeZwirek
Chief Financial
Officer, Chief
Executive Officer,
Chairman of the
Board of Directors
and President                     3,089,857(2)                  30.48%

Jason Louis DeZwirek
Director, Secretary               2,933,026(3)                  35.0%

Josephine Grivas
Director                                 --                       --

Donald Wright                        21,000(4)                   .25%
Director

Steven Taub                         645,656(5)                   7.6%
President of Filters

Officers and
Directors as a
group (5 persons)                 4,855,179                       50%

-------------------

(1) See Note 1 to the foregoing table.
(2) See Notes 2, 3, and 4, to the foregoing table.
(3) See Notes 2 and 5 to the foregoing table.
(4) Includes 10,000 shares of CECO's common stock that may be purchased pursuant to Options granted June 30, 1998 at a price of $2.75 per share prior to June 30, 2008.
(5) See Note 6 to the foregoing table.

                               CHANGES IN CONTROL

         CECO is not aware of any current arrangement(s) that may result in a change in control of CECO.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

          Donald Wright, a director of CECO, failed to timely file (i) a Form 3 upon the acquisition of shares of stock of CECO and (ii) a Form 4 to report additional acquisitions of CECO's shares of stock. Mr. Wright acquired an aggregate of 11,000 shares of stock in a series of 11 transactions that should have been reported in a Form 3 and Form 4. Such transactions were reported in a Form 5. Except for Mr. Wright, CECO is not aware of any persons who beneficially own or owned more than 10 percent of the outstanding common stock of CECO or any officer, director or other person subject to the requirements of Section 16 of the Securities Exchange Act of 1934 who, during the period covered by this Proxy Statement, failed to file, or failed to file on a timely basis, any reports or forms required to be filed under said Section 16 or the rules and regulations promulgated thereunder.

                              CERTAIN TRANSACTIONS

          Since January 1, 1997, the following transactions have occurred in which persons who, at the time of such transactions, were directors, officers or owners of more than 5% of CECO's common stock, had a direct or indirect material interest.

          CECO and Filters have entered into a written management and consulting agreement pursuant to which CECO provides management and financial consulting services to Filters. The agreement has been effective since July 1, 1994. CECO advises Filters on corporate policies, strategic and financial planning, mergers and acquisitions, financing, long-term financial goals and growth plans and related matters. Pursuant to this agreement Filters paid CECO management and financial consulting fees of $20,000 per month ($240,000 total) for the 1997 fiscal year, and paid $20,000 per month through July 1998 and $35,000 per month through December 1998 ($315,000 total) for the 1998 fiscal year. The contract is now automatically renewable on an annual basis on each January 1, unless terminated by CECO. Since July 1999 the contract has required consulting fees of $50,000 per month, which are adjustable each January 1. The consulting agreement may also be terminated upon the sale of substantially all of the assets of Filters or the merger of CECO into another company, in which event Filters is entitled to receive a severance fee of $420,000.

          On September 25, 1997, Filters borrowed $500,000 from CECO to help fund the purchase of the assets for New Busch Co., Inc. ("Busch") a subsidiary of Filters. The loan is a subordinated, unsecured loan. No principal may be repaid until the entire balance of a $1,000,000 loan from CoreStates Bank, N.A. is repaid in full. CECO, however, receives payments of interest. Interest accrues on the unpaid principal at the rate of 10% per annum.

         On August 26, 1999, CECO issued Warrants to Can-Med Technology, Inc. to purchase 1,000,000 shares of CECO at $2.50 per share. Such Warrants are not exercisable until February 26, 2000. The Warrants were issued in consideration for a loan that Can-Med Technology, Inc. made to CECO at a below-market interest rate. Can-Med Technology, Inc. is a publicly held Ontario corporation of which 51% of its stock is owned by Icarus Investment Corp. Icarus Investment Corp. is owned 50% by Phillip DeZwirek, an officer and director of CECO, and 50% by Jason DeZwirek, an officer and director of CECO. The loan is a demand loan and was in the principal amount of $1,185,000, of which $50,000 has been paid and of which $1,135,000 remains unpaid.

          Andrew Halapin, President of Busch, is the beneficial owner of the building in which Busch leases its principal office. The lease is a triple net lease, with annual rent in the amount of $133,308.

                             EXECUTIVE COMPENSATION

         Except for the compensation described below, neither CECO nor any of its subsidiaries paid, set aside or accrued any salary or other remuneration or bonus, or any amount pursuant to a profit-sharing, pension, retirement, deferred compensation or other similar plan, during its last fiscal year, to or for any of CECO's executive officers or directors.

         Warrants

          In consideration for Philip DeZwirek's valuable service to CECO as an officer and director, CECO granted Mr. DeZwirek (i) warrants on January 14, 1998 to purchase up to 250,000 shares of CECO's common stock, which are exercisable at any time between June 14, 1998 and January 14, 2008 inclusive at a price of $2.75, the closing price of CECO's common stock on January 14, 1998, (ii) warrants on September 14, 1998 to purchase up to 250,000 shares of CECO's common stock, which are exercisable at any time between March 14, 1999 and September 14, 2008 inclusive at a price of $1.625, the closing price of CECO's common stock on September 14, 1998, and (iii) warrants on January 22, 1999 to purchase up to 500,000 shares of CECO's common stock, which are exercisable at any time between July 22, 1999 and January 22, 2009 inclusive at a price of $3.00, the closing price of CECO's common stock on January 22, 1999 (each such grant of warrants a "Warrant Grant"). All of such warrants are transferable and grant the holders thereof "piggyback registration rights", i.e. the right to participate in any registration of securities by CECO other than a registration statement in connection with a merger or pursuant to registration statements on Forms S-4 or S-8. Additionally, the holders of a majority of the shares underlying the warrants and the warrants for each Warrant Grant have the right on two occasions to have CECO prepare and file with the Securities and Exchange Commission a registration statement and such other documents as may be necessary for such holders to effect a public offering of the shares underlying the warrants previously issued or to be issued upon the effectiveness of such registration statement. CECO is however required to pay the expenses of only one of such registrations for each Warrant Grant. With respect to each Warrant Grant, the right to demand such registrations expires 10 years from the date of the Warrant Grant, or upon the happening of certain other conditions.

          Warrants to purchase 1,000,000 shares of CECO stock were also issued to Can-Med Technology, Inc. Phillip DeZwirek and Jason DeZwirek each own fifty percent (50%) of Icarus, which owns 51% of the stock of Can-Med Technology, Inc.

          Options

          In consideration for Donald Wright's services as a director, CECO granted Mr. Wright options (the "Options") to purchase up to 10,000 shares of CECO's common stock on June 30, 1998. The Options are exercisable at any time between February 1, 1999 and June 30, 2008 inclusive at a price of $2.75. The Options are transferable, subject to federal and state securities laws.

         Stock Option Plan

         As of September 15, 1999, 312,320 options under the CECO Environmental Corp. 1997 Stock Option Plan have been issued, none of which were issued to an officer or director of CECO.

         Stock Purchase Plan

          On September 21, 1999, the Board of Directors of CECO adopted the CECO Environmental Corp. 1999 Employee Stock Purchase Plan (the "Stock Plan"). Adoption of the Stock Plan is subject to the approval of the shareholders of the Company by September 21, 2000. Any grants of stock and rights to purchase stock of CECO will be void and all amount contributed by employees will be refunded in the event shareholder approval is not obtained by September 21, 2000. No grants of stock have been issued under the Stock Plan as of September 30, 1999.

          The following table summarizes the total compensation of Phillip DeZwirek, the Chief Executive Officer of CECO, for 1998 and the two previous years. There were no other executive officers of CECO who received compensation in excess of $100,000 in 1998.

                      SUMMARY COMPENSATION TABLE FOR CECO:

                                                                                          Long Term Compensation
Name/                           Annual Compensation                                       Options
Principal Position              Year                         Salary                       (#)
------------------              -------------------          -------                      -----------------------
Phillip DeZwirek                1998                         $80,000                      500,000(1)
President and                   1997                         $50,000                      --
Chief Executive Officer         1996                         $42,500                      750,000(2)

          The following tables set forth information with respect to Mr. DeZwirek concerning exercise of options on stock of CECO during the last fiscal year and unexercised options on stock of CECO held as of the end of the fiscal year.

                            OPTION/SAR GRANTS BY CECO
                      FOR THE YEAR ENDED DECEMBER 31, 1998:

                          Number of Securities    % of Total
                          Underlying Options      Options/SARs Granted
                          Granted                 to Employees in
                          (#)                     Fiscal Year            Exercise or Base
Name                                                                     ($/SH)                  Expiration Date
-----------------         --------------------    --------------------   ----------------        ---------------
Phillip DeZwirek          250,000                 50%                    $2.75                   Jan. 14, 2008
                          250,000                 50%                    $1.625                  Sept. 14, 2008

-----------------

         (1) Represents 250,000 Warrants issued on January 14, 1998 and 250,000 Warrants issued on September 14, 1998.


         (2) Represents the 750,000 Warrants issued to Phillip DeZwirek on November 7, 1996.

                          AGGREGATED OPTION/SAR ON CECO
                 EXERCISES FOR THE YEAR ENDED DECEMBER 31, 1998
             AND OPTION/SAR VALUES ON CECO AS OF DECEMBER 31, 1998:

                                                          Number of Securities        Value of Unexercised In-the-
                   Shares                                Underlying Unexercised          Money Options/ SARs at
                   Acquired on      Value              Options/ SARs at 12/31/98                12/31/98
                   Exercise         Realized         ------------------------------   -----------------------------
Name               (#)              ($)              Exercisable     Unexerciseable   Exercisable     Unexercisable
----------------   -----------      --------         -----------     --------------   --------------  -------------
Phillip DeZwirek   0                0                1,000,000       250,000          $1,000,000       $343,750

         The following table summarizes the total compensation of the Chief Executive Officer of Filters for 1998 and the two previous years (the "Named Executive Officer"). There were no other executive officers of Filters who received compensation in excess of $100,000 for 1998.

               SUMMARY COMPENSATION TABLE FOR CECO FILTERS, INC.:

                          Annual
Name/Principal            Compensation           Long Term           Compensation Options   All Other
Position                  Year                   Salary              (#)                    Compensation(1)
-----------------------   ------------           -----------         --------------------   ---------------
Steven I. Taub, Ph.D./    1998                   $240,740(2)         --                     $4,750.20
President and             1997                   $226,300            210,520(3)             $4,750.20
Chief Executive Officer   1996                   $228,800            30,000                 $4,750.20

--------------------
         1 Includes matching contributions by Filters to Filters's 401(k) Plan on behalf of Dr. Taub.
         2 $225,000 is allocated to base salary, $2,000 to IRA contribution, $7,200 to automobile allowance and $6,540 to insurance premiums, all of which items Dr. Taub pays for directly.
         3 All options granted are for shares of stock of CECO pursuant to CECO's Stock Option Plan and were granted in exchange for the cancellation of all options held by Dr. Taub and in exchange of 325,000 shares of Filters.

         The following tables set forth information with respect to the Named Executive Officer concerning exercise of options on stock of CECO during the last fiscal year and unexercised options on stock of CECO held as of the end of the fiscal year.

                            OPTION/SAR GRANTS BY CECO
                      FOR THE YEAR ENDED DECEMBER 31, 1998:

                          Number of               % of Total
                          Securities              Options/SARs
                          Underlying              Granted to
                          Options Granted         Employees in           Exercise or Base
Name                      (#)                     Fiscal Year            ($/SH)                  Expiration Date
---------------------     ---------------         -------------          ----------------        ---------------
Steven I. Taub, Ph.D.     --                      --                     --                      --

                          AGGREGATED OPTION/SAR ON CECO
                 EXERCISES FOR THE YEAR ENDED DECEMBER 31, 1998
             AND OPTION/SAR VALUES ON CECO AS OF DECEMBER 31, 1998:

                                                          Number of Securities         Value of Unexercised In-the-
                   Shares                                Underlying Unexercised           Money Options/ SARs at
                   Acquired on      Value               Options/ SARs at 12/31/98              12/31/98
                   Exercise         Realized         -------------------------------  ------------------------------
Name               (#)              ($)              Exercisable      Unexerciseable  Exercisable      Unexercisable
----------------   ------------     --------         -----------      --------------  ---------------  -------------
Steven I. Taub     0                0                42,104          168,416          $0               $0

         Dr. Taub entered into an Employment Agreement dated September 30, 1997 with Filters. The Employment Agreement was effective September 30, 1997 and has a term through June 30, 2002. Either party may terminate the Employment Agreement for cause. Dr. Taub's base salary is set at $225,000 per year, but may be modified by the mutual agreement of Filters and Dr. Taub. In addition to his base salary, Dr. Taub is entitled to (i) a $2,000 IRA contribution by Filters,
(ii) a car for business use, or in the alternative, an expense reimbursement for his personal car up to $600 per month, (iii) life, medical, dental and disability insurance, and (iv) up to 25 days of paid vacation annually. In addition, Dr. Taub will receive fees for service as a director of Filters equal to the highest fee paid to any other director of Filters or its affiliates.

         Under the terms of the Employment Agreement, upon Dr. Taub's death, CECO must redeem, at the request of Dr. Taub's estate, all of the stock owned by Dr. Taub. The price of such redeemed stock will be the lesser of $2,000,000 or its market value. Either CECO or Filters must maintain at least $2,000,000 of life insurance on the life of Dr. Taub to pay for such redemption.

         Dr. Taub has agreed not to engage in any business competitive with Filters for a term of two years after termination of his employment.

         The following table summarizes the total compensation of Andrew M. Halapin, President and Chief Operating Officer of Busch, for 1998. There were no other executive officers of Busch who received compensation in excess of $100,000 for 1998. Mr. Halapin did not receive any options or SAR grants from CECO or Busch in 1998.

               SUMMARY COMPENSATION TABLE FOR NEW BUSCH CO., INC.:

Name/                                        Annual Compensation                 All Other
Principal Position            Year          Salary          Bonus              Compensation(2)
------------------            ----          ------          -----              ------------
Andrew M. Halapin             1998          $200,000        --                 $200,000
President and                 1997          $100,000        $500,000(1)        $100,000
Chief Operating Officer

         Busch entered into an Employment, Non-Compete and Confidentiality Agreement dated September 25, 1997 with Andrew M. Halapin, pursuant to which Mr. Halapin agreed to be Busch's President and chief operating officer until June 30, 2000. Mr. Halapin receives a $200,000 annual salary. Mr. Halapin is also entitled to a bonus depending upon whether Busch meets or exceeds certain target earnings. Mr. Halapin agrees to not compete with Busch and its affiliates (including Filters) for two years from the date of the Employment Agreement or one year from the date of termination of the Employment Agreement, whichever is later. As compensation for Mr. Halapin's agreement not to compete, he received $100,000 upon execution of the Employment Agreement and is entitled to additional $200,000 annual payments for four years, for a total payment of $900,000 for Mr. Halapin's agreement not to compete with Busch and its affiliates. Upon termination of the Employment Agreement, Busch is required to pay Mr. Halapin $450,000 before January 31, 2002 in consideration of Mr. Halapin's providing certain consulting services to Filters.

--------------------
         1 Represents a $500,000 signing bonus.

         2 Represents a $100,000 payment in 1997 and a $200,000 payment in 1998 for consideration of a non-compete agreement contained in Mr. Halapin's Employment Agreement.

                                   PROPOSAL II
                  APPROVAL OF 1999 EMPLOYEE STOCK PURCHASE PLAN

         At the Annual Meeting, the stockholders are being asked to approve the CECO Environmental Corp. 1999 Employee Stock Purchase Plan ("1999 Stock Plan"). The 1999 Stock Plan was adopted and approved by the Board of Directors on September 21, 1999, subject to approval from the stockholders on or before September 21, 2000.

Summary of the 1999 Stock Plan

         The essential features of the 1999 Stock Plan are outlined below.

         Purpose

         The purpose of the 1999 Stock Plan is to provide eligible employees with a convenient means of acquiring an equity interest in CECO, to enhance such employees' sense of participation in the affairs of CECO and to provide an incentive for continued employment. Eligible employees may purchase from CECO shares of common stock of CECO at a discount from the market price and pay for such shares through payroll deductions.

         Administration

         The 1999 Stock Plan is administered by a the Board of Directors of CECO, which may delegate its authority to a committee or officer of CECO (collectively referred to as the "Administrator"). On September 21, 1999, the Board of Directors approved the appointment of Josephine Grivas and Donald Wright to administer the 1999 Stock Plan. The Administrator has full power and authority to make, administer and interpret the 1999 Stock Plan. The Administrator's interpretation of the 1999 Stock Plan, and all actions taken, and determinations made by the Administrator pursuant to the power vested in it, are conclusive and binding on all parties concerned.

         Eligibility

         Any person who is employed by CECO (or by any of its subsidiaries ("Subsidiary")) for one (1) year on any offering date is eligible to participate, except employees whose customary employment is less than 20 hours per week, and employees whose customary employment is for not more than five (5) months in any calendar year. An eligible employee may become a participant by completing an enrollment agreement and such other documents as the Board of Directors determines to be necessary to administer the 1999 Stock Plan and filing them with the comptroller of Filters or her designated successor prior to the commencement date of the offering to which it relates.

         Offerings

         There may be as many as ten separate consecutive offerings. The first offering may commence on an offering date occurring on or after October 1, 1999, and will continue until March 31, 2000. The second offering may commence on April 1, 2000, and continue until September 30, 2000. Thereafter, six-month offerings shall commence on the first offering date occurring on or after each subsequent April 1 and October 1, and the final offering under the 1999 Stock Plan will commence on the first offering date on or after April 1, 2004 (each such date a "commencement date") and shall terminate on September 30, 2004. Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering.

         Price

         The purchase price per share will be the lesser of: (a) 85% of the fair market value of the stock on the offering date; or (b) 85% of the fair market value of the stock on the last business day of the offering. "Fair market value" means the closing price as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

         Offering Date and Termination Date

         The "offering date" of each offering as used in the 1999 Stock Plan will be the commencement date of the offering, if such date is a regular business day, or the first regular business day following such commencement date. The "termination date" of each offering will be the last day of the sixth month after the offering date if such date is a regular business day, or the last regular business day immediately prior to the next offering date. A different offering date or termination date may be set by resolution of the Board of Directors from time to time.

         Method of Payment/Payroll Deductions

         At the time a participant files his authorization for a payroll deduction, he will elect to have deductions made from his pay on each payday during the time he is a participant in an offering at the rate of 2%, 4%, 6%, 8%, or 10% of his base pay. All payroll deductions made for a participant shall be credited to his account under the 1999 Stock Plan. A participant may not make any separate cash payment into such account nor may payment for shares be made other than by payroll deduction. A participant may not alter the rate of his payroll deductions for that offering. Payroll deductions for a participant will commence on the offering date, and end on the termination date of such offering, unless earlier terminated by the employee as permitted by the 1999 Stock Plan.

         Granting of Option

         On the offering date, the 1999 Stock Plan will be deemed to have granted to the employee an option for as many full shares of the common stock of CECO as he is able to purchase with the payroll deductions credited to his account during his participation in that offering. No employee may purchase more than 5,000 shares of stock during any single offering.

         Number of Shares to be Offered

         The maximum number of shares that will be offered under the 1999 Stock Plan is 250,000 shares. The shares to be sold to employees under the 1999 Stock Plan will be common stock of CECO. If the total number of shares for which options are to be granted on any date exceeds the number of shares then available under the 1999 Stock Plan (after deduction of all shares for which options have been exercised or are then outstanding), CECO will make a pro rata allocation of the shares remaining available, in proportion to the dollar amount of payroll deductions authorized by all employees participating in such offering, in as nearly a uniform manner as shall be practicable and as CECO shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and CECO will give written notice of such reduction to each affected employee.

         Exercise of Option

         Each employee who continues to be a participant in an offering on the termination date of an offering will be deemed to have exercised his option on such date and will be deemed to have purchased from CECO such number of full shares of common stock of CECO as his accumulated payroll deductions on such date will satisfy. No participating employee will have any right as a shareholder with respect to any shares until the shares have been purchased in accordance with the 1999 Stock Plan and the stock has been issued by CECO.

         Evidence of Stock Ownership

         Promptly following the end of each offering, the number of shares of common stock purchased by each participant shall be deposited into an account established in the participant's name at a stock brokerage or other financial services firm designated by CECO (the "ESPP Broker"). The participant may direct, by written notice to CECO at the time of his enrollment in the 1999 Stock Plan, that his ESPP Broker account be established in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

         A participant shall be free to undertake a disposition (as "disposition" shall be defined in Section 424(c) of the Internal Revenue Code of 1986; "Code") of the shares in his account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares shall remain in the participant's account at the ESPP Broker until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may transfer those shares to another brokerage account of participant's choosing or request that a stock certificate be issued and delivered to him.

         A participant who is not subject to payment of United States income taxes may transfer his shares to another brokerage account of his choosing or request that a stock certificate be issued and delivered to him at any time, without regard to the satisfaction of the Section 423(a) holding period.

         Withdrawal

         An employee may withdraw from an offering, in whole but not in part, at any time prior to 8:00 a.m. (EST/EDT) of the termination date of such offering by delivering a withdrawal notice to CECO, in which event CECO will refund the entire balance of his payroll deductions in cash as soon as practicable thereafter. An employee who has withdrawn from an offering will be terminated from participation in the 1999 Stock Plan unless the employee re-enrolls. An eligible employee may re-enroll in the 1999 Stock Plan only by filing a new enrollment agreement. The employee's re-enrollment into the 1999 Stock Plan will not become effective until the offering date of the next succeeding offering following his withdrawal.

         Carryover of Account

         At the termination of each offering, CECO shall automatically re-enroll the employee in the next offering (other than employees who shall have withdrawn), and the balance in the employee's account shall be used to purchase stock of CECO in the next succeeding offering, unless the employee delivers a withdrawal notice. Upon termination of the 1999 Stock Plan, the balance of each employee's account shall be refunded to him.

         Interest

         No interest will be paid or allowed on any money in the accounts of participating employees.

         Rights Not Transferable

         No employee will be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his account or any rights with regard to the exercise of an option or to receive shares under the 1999 Stock Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw from the Plan.

         Termination of Employment

          The termination of employment for any reason whatsoever, including, without limitation, death or retirement, shall be treated as such participating employee's withdrawal from the 1999 Stock Plan. Upon such withdrawal, the balance in the account of a participating employee shall be paid to the employee or his estate as the case may be.

         Amendment or Discontinuance of the Plan

         The Board of Directors have the right to amend, modify, or terminate the 1999 Stock Plan at any time, without notice, provided that no employee's existing rights under any offering already made will be adversely affected, and provided further that no such amendment of the 1999 Stock Plan will (except due to a change in capitalization), cause more than 1,000,000 shares to be offered under the 1999 Stock Plan, unless shareholder approval is obtained.

         Changes in Capitalization

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of CECO, the Board of Directors may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the 1999 Stock Plan, and in the number of shares which an employee is entitled to purchase.

         Share Ownership

         No employee will be permitted to subscribe for any shares under the 1999 Stock Plan if such employee, immediately after such subscription, owns shares (including all shares which may be purchased under outstanding subscriptions under the 1999 Stock Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of CECO or of its parent or subsidiary corporations. For the foregoing purposes the rules of Section 425(d) of the Code shall apply in determining share ownership. In addition, no employee shall be allowed to subscribe for any shares under the 1999 Stock Plan which permits his rights to purchase shares under all "employee stock purchase plans" of CECO and its subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which such right to subscribe is outstanding at any time.

         Termination of the Plan

         The 1999 Stock Plan will terminate at the earliest of the following:
(i) September 30, 2004; (ii) the date of the filing of a statement of intent to dissolve by CECO or the effective date of a merger or consolidation wherein CECO is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to CECO; (iii) the date the Board of Directors acts to terminate the 1999 Stock Plan; or (iv) the date when all shares reserved under the 1999 Stock Plan have been purchased.

         Limitations on Sale of Stock Purchased Under the Plan

         The 1999 Stock Plan is intended to provide common stock for investment and not for resale. CECO does not, however, intend to restrict or influence any employee in the conduct of his own affairs. An employee, therefore, may sell stock purchased under the Plan at any time he chooses, subject to compliance with any applicable Federal or state securities laws. The employee assumes the risk of any market fluctuations in the price of the stock.

         Governmental Regulation

         CECO's obligation to sell and deliver shares of CECO's common stock under the 1999 Stock Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

         The purchase of stock under the 1999 Stock Plan is within the exclusive discretion of the eligible employees. Accordingly, future stock purchases under the 1999 Stock Plan are not determinable. The last termination date of an offering is September 30, 2004. There has been no participation in the 1999 Stock Plan.

         Vote Required and Recommendation

         The approval of the 1999 Stock Plan requires the affirmative vote of not less than a majority of the votes cast by the shareholders entitled to vote thereon. An abstention and broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be treated as votes cast, and, therefore, will have no effect on the outcome of the vote on this Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1999 STOCK PLAN.

                                  PROPOSAL III
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Subject to ratification by the stockholders at the Annual Meeting, the Board of Directors has appointed Margolis & Company P.C. ("Margolis") to serve as the independent public accountants of CECO for its fiscal year ending December 31, 1999. Margolis has served as the independent public accountants of CECO since 1993. Notwithstanding the appointment, the Board of Directors, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board of Directors believes that such a change would be in the best interests of CECO and its stockholders. Representatives of Margolis are not expected to be present at the Annual Meeting. If the appointment of Margolis is not ratified by the stockholders, the Board of Directors will appoint other independent public accountants.

         The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting with a quorum present is required to approve this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARGOLIS & COMPANY P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS OF CECO FOR FISCAL YEAR 1999.

                             ADDITIONAL INFORMATION

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote the shares they represent as the Board of Directors may recommend.

         A copy of CECO's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, without exhibits, will be sent to any stockholder without charge upon written request addressed to CECO Environmental Corp., to the attention of the Secretary, 505 University Avenue, Toronto, Ontario, CANADA M5G 1X3.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         In order to be considered for inclusion in CECO's proxy materials for the year 2000 annual meeting of stockholders, a stockholder proposal must be received by CECO no later than June 20, 2000. Proposals may be mailed to CECO Environmental Corp., to the attention of the Secretary, 505 University Avenue, Toronto, Ontario, CANADA M5G 1X3.

                          METHOD OF PROXY SOLICITATION

         The cost of solicitation of the proxies will be borne by CECO. In addition to solicitation of the proxies by use of the mails, employees of CECO or its Subsidiaries, without extra remuneration, may solicit proxies personally or by telephone. CECO will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

                              FINANCIAL STATEMENTS

         CECO's audited consolidated financial statements and notes thereto, including selected financial data and management's discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 1998, are included on pages 17 through 42 of CECO's 1999 Annual Report to Shareholders, which is being mailed concurrently herewith. Additional copies of the Annual Report are available without charge upon request. The financial statements, the report of independent accountants thereon, selected financial data and management's discussion and analysis of financial condition and results of operations included in the Annual Report are incorporated herein by reference.


                                By Order of the Board of Directors



                                Phillip DeZwirek
                                Chief Executive Officer and
                                Chief Financial Officer

October 18, 1999

                                                                   Appendix A




                            CECO ENVIRONMENTAL CORP.

                        1999 EMPLOYEE STOCK PURCHASE PLAN


                       Approved by the Board of Directors
                              on September 21, 1999

                            Effective October 1, 1999

                             Subject To Approval by
                     Shareholders at the Next Annual Meeting

         CECO Environmental Corp. (the "Company") does hereby establish its 1999 Employee Stock Purchase Plan as follows:

         1. Purpose of the Plan. The purpose of this Plan is to provide eligible employees of the Company or any of its subsidiaries who wish to become shareholders in the Company a convenient method of doing so. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company. This Plan is subject to approval by the shareholders of the Company no later than twelve months following the date approved by the Board of Directors. If the shareholders shall not so approve the Plan, all grants of stock and rights to purchase stock of the Company hereunder shall be void and all amounts contributed by participating employees will be promptly refunded without interest.

         2.       Definitions.

                  2.1 "Base pay" means regular straight time earnings and overtime payments. "Base pay" excludes any review cycle bonuses, payments for incentive compensation, and other special payments except to the extent that any such item is specifically included by the Board of Directors of the Company (the "Board").

                  2.2 "Account" means the funds accumulated from time to time with respect to an individual employee as a result of deductions from his paycheck for the purpose of purchasing stock under this Plan. The funds allocated to an employee's account shall remain the property of the respective employee at all times but may be commingled with the general funds of the Company.


                  2.3 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the offering date, each of the corporations other than the last such corporation in such chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Employees Eligible to Participate. Any employee of the Company or any of its subsidiaries who has been in the employ of the Company or subsidiary for one (1) year on an offering date (as defined at paragraph 6) is eligible to participate in that offering, except (a) employees whose customary employment is less than 20 hours per week, and (b) employees whose customary employment is for not more than five months in any calendar year.

         4. Offerings. There shall be as many as ten (10) separate consecutive offerings pursuant to the Plan. The first offering shall commence on the offering date occurring on or after October 1, 1999, and shall continue until March 31, 2000. Thereafter, six-month offerings shall commence on the first offering date occurring on or after each subsequent April 1 and October 1, and the final offering under this Plan shall commence on the first offering date on or after April 1, 2004 (each such date a "commencement date") and shall terminate on September 30, 2004. In order to become eligible to purchase shares, an employee must complete and sign all Enrollment Documents in accordance with
Section 8.1. Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering.

         5. Price. The purchase price per share shall be the lesser of: (a) 85% of the fair market value of the stock on the offering date; or (b) 85% of the fair market value of the stock on the last business day of the offering. Fair market value shall mean the closing price as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

         6. Offering Date and Termination Date. The "offering date" of each offering as used in this Plan shall be the commencement date of the offering, if such date is a regular business day, or the first regular business day following such commencement date. The "termination date" of each offering as used in this Plan shall be March 31, 2000 for the first offering and, for each subsequent offering, the last day of the sixth-month after the offering date if such date is a regular business day, or the last regular business day immediately prior to the next offering date. A different offering date or termination date may be set by resolution of the Board from time to time.

         7. Number of Shares to be Offered. The maximum number of shares that will be offered under the Plan is 1,000,000 shares. The shares to be sold to participants under the Plan will be common stock of the Company. If the total number of shares for which options are to be granted on any date in accordance with Section 10 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available, in proportion to the dollar amount of payroll deductions authorized by all employees participating in such offering under Section 9, in as nearly a uniform manner as shall be practicable and as the Company shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of such reduction to each employee affected thereby.

         8. Participation.

                  8.1 An eligible employee may become a participant by completing an Enrollment Agreement and such other documents as the Board determines to be necessary to administer the Plan (collectively, "Enrollment Documents") and filing them with the comptroller of CECO Filters, Inc. or her designated successor prior to the commencement date of the offering to which it relates.

                  8.2 Payroll deductions for a participant shall commence on the offering date, and shall end on the termination date of such offering unless earlier terminated by the employee as provided in Paragraph 14.

         9. Payroll Deductions.

                  9.1 At the time a participant files his authorization for a payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an offering at the rate of 2%, 4%, 6%, 8%, or 10% of his base pay.

                  9.2 All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account nor may payment for shares be made other than by payroll deduction.

                  9.3 A participant may discontinue his participation in the Plan as provided in Section 14, but no other change can be made during an offering and, specifically, a participant may not alter the rate of his payroll deductions for that offering.

         10. Granting of Option. On the offering date, this Plan shall be deemed to have granted to the participant an option for as many full shares of the common stock of the Company as he shall be able to purchase with the payroll deductions credited to his account during his participation in that offering. Notwithstanding the foregoing, no participant shall purchase more than 5,000 shares of stock during any single offering.

         11. Exercise of Option. Each employee who continues to be a participant in an offering on the termination date of an offering shall be deemed to have exercised his option on such date and shall be deemed to have purchased from the Company such number of full shares of common stock of the Company reserved for the purpose of the Plan as his accumulated payroll deductions on such date will satisfy for at the purchase price provided under Section 5.

         12. Employee's Rights as a Shareholder. No participating employee shall have any right as a shareholder with respect to any shares until the shares have been purchased in accordance with Section 11 and the stock has been issued by the Company.

         13. Evidence of Stock Ownership.

                  13.1 Promptly following the end of each offering, the number of shares of common stock purchased by each participant shall be deposited into an account established in the participant's name at a stock brokerage or other financial services firm designated by the Company (the "ESPP Broker").

                  13.2 The participant may direct, by written notice to the Company at the time of his enrollment in the Plan, that his ESPP Broker account be established in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

                  13.3 A participant shall be free to undertake a disposition (as "disposition" shall be defined in Section 424(c) of the Internal Revenue Code of 1986; "Code") of the shares in his account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares shall remain in the participant's account at the ESPP Broker until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may transfer those shares to another brokerage account of participant's choosing or request that a stock certificate be issued and delivered to him.

                  13.4 A participant who is not subject to payment of United States income taxes may transfer his shares to another brokerage account of his choosing or request that a stock certificate be issued and delivered to him at any time, without regard to the satisfaction of the Section 423(a) holding period.

         14. Withdrawal.

                  14.1 An employee may withdraw from an offering, in whole but not in part, at any time prior to 8:00 a.m. (EST/EDT) of the termination date of such offering by delivering a Withdrawal Notice to the Company, in which event the Company will refund the entire balance of his payroll deductions in cash as soon as practicable thereafter. An employee who has withdrawn from an offering will be terminated from participation in the Plan unless the employee re-enrolls in accordance with Section 14.2.

                  14.2 An eligible employee may re-enroll in the Plan only in accordance with this Section 14.2. To re-enroll in the Plan, an employee who has previously withdrawn must file a new Enrollment Agreement in accordance with Section 8.1. The employee's re-enrollment into the Plan shall not become effective until the offering date of the next succeeding offering following his withdrawal.

         15. Carryover of Account. At the termination of each offering, the Company shall automatically re-enroll the employee in the next offering (other than employees who shall have withdrawn pursuant to Section 14), and the balance in the employee's account shall be used to purchase stock of the Company in the next succeeding offering, unless the employee delivers a Withdrawal Notice in accordance with Section 14.1 withdrawing from the Plan effective on such offering date. Upon termination of the Plan, the balance of each employee's account shall be refunded to him.

         16. Interest. No interest will be paid or allowed on any money in the accounts of participating employees.

         17. Rights Not Transferable. No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw from the Plan in accordance with Section 14.1.

         18. Termination of Employment. The termination of employment for any reason whatsoever, including, without limitation, death or retirement, shall be treated as such participating employee's withdrawal from the Plan in accordance
Section 14.1. Upon such withdrawal, the balance in the account of a participating employee shall be paid to the employee or his estate as the case may be.

         19. Amendment or Discontinuance of the Plan. The Board shall have the right to amend, modify, or terminate the Plan at any time, and from time to time, without notice, provided that no employee's existing rights under any offering already made under Section 4 will be adversely affected thereby, and provided further that no such amendment of the Plan shall, except as provided in
Section 20, cause more than 1,000,000 shares to be offered under this Plan unless shareholder approval is obtained therefor.

         20. Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Board, in the sole discretion of the Board, may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase.

         21. Share Ownership. Notwithstanding anything herein to the contrary, no employee shall be permitted to subscribe for any shares under the Plan if such employee, immediately after such subscription, owns shares (including all shares which may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations. For the foregoing purposes the rules of Section 425(d) of the Code shall apply in determining share ownership. In addition, no employee shall be allowed to subscribe for any shares under the Plan which permits his rights to purchase shares under all "employee stock purchase plans" of the Company and its subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which such right to subscribe is outstanding at any time.

         22. Administration. The Plan shall be administered by the Board. The Board may delegate any or all of its authority hereunder to such committee of the Board or officer of the Company as it may designate. The administrator shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant.

         23. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the comptroller of CECO Filters, Inc. or her designated successor or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         24. Termination of the Plan. This Plan shall terminate at the earliest of the following:

                  24.1 September 30, 2004;

                  24.2 The date of the filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Company may determine, the Company, in its sole discretion, may permit a participating employee to exercise the option to purchase shares for as many full shares as the balance of his account will allow at the price set forth in accordance with
         Section 5. If the employee elects to purchase shares, the remaining balance of his account will be refunded to him after such purchase.

                  24.3 The date the Board acts to terminate the Plan in accordance with Section 19 above.

                  24.4 The date when all shares reserved under the Plan have been purchased.

         25. Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his own affairs. An employee, therefore, may sell stock purchased under the Plan at any time he chooses, subject to compliance with any applicable Federal or state securities laws. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

         26. No Right to Continued Employment. Neither this Plan nor the grant of any right or option hereunder shall confer any right on any employee to remain in the employ of the Company or any subsidiary, or restrict the right of the Company or any subsidiary to terminate such employee's employment.

         27. Governmental Regulation. The Company's obligation to sell and deliver shares of the Company's common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

         28. Applicable Law. The Plan shall be governed by the substantive laws (and not the conflict law rules) of the State of New York.

                            CECO ENVIRONMENTAL CORP.

                        505 University Avenue, Suite 1400
                        Toronto, Ontario, Canada M5G 1X3

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Phillip DeZwirek as Proxy, with the power to appoint his substitute, and hereby authorizes him, to represent and vote, as designated on the reverse, all shares of Common Stock of CECO Environmental Corp. (the "Company") held of record by the undersigned on October 15, 1999, at the Annual Meeting of Stockholders to be held on November 16, 1999 or any adjournment thereof.

                       (To Be Signed on the Reverse Side.)

         Please mark your
A [X]  votes as in this example

       The Board of Directors recommends a vote FOR the proposals listed.

               (1) ELECTION OF DIRECTORS        For [_]
                                  Withold Authority [_]  Nominees:
FOR, except vote withheld from the                         Phillip DeZwirek
following nominees:                                        Jason Louis DeZwirek
____________________________                               Josephine Grivas
                                                           Donald A. Wright


(2) PROPOSAL NO. II                 For        Against      Abstain
CECO Environmental Corp. 1999       [_]          [_]          [_]
Employee Stock Purchase Plan

(3) PROPOSAL NO. III                [_]          [_]          [_]
Margolis & Company, P.C. as
Independent public accountants

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE





Signature:___________________ Date: ________, 1999


______________________________________________ Date: ________, 1999
Signature of Joint Stockholder if Held Jointly



NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign the partnership's name by an authorized person.